--------------------------------------------------------------------------------

                                  John Hancock

                                  Patriot
                                   Premium
                                  DIVIDEND FUND II

------
SEMI
ANNUAL
REPORT
------

4.30.02


[LOGO]    John Hancock
       ------------------
       JOHN HANCOCK FUNDS

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


--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
-----------------------
Your fund at a glance
page 1
-----------------------
Managers' report
page 2
-----------------------
Fund's investments
page 6
-----------------------
Financial statements
page 9
-----------------------
For your information
page 21
-----------------------

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings - from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes - stocks, bonds and cash - and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks to provide high current income, consistent with modest growth in capital, by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

Over the last six months

[] Changing expectations about the economy and the direction of interest rates prompted stock and bond market volatility.

[] Fears of rising interest rates pressured preferred stocks.

[] The Fund's energy-related holdings performed well as oil and natural gas prices skyrocketed.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Premium Dividend Fund II". Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.25% total return for John Hancock Patriot Premium Dividend Fund II. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

4.4%     Puget Energy
3.9%     NSTAR
3.8%     Energy East
3.4%     CH Energy Group
3.2%     Citigroup
3.2%     TXU Electric
2.8%     Monongahela Power
2.5%     Lehman Brothers Holdings
2.5%     El Paso Tennessee Pipeline
2.4%     DTE Energy

As a percentage of net assets on April 30, 2002.

BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock

Patriot Premium
Dividend Fund II

---------
MANAGERS'
REPORT
---------

Preferred stocks - one of the two primary areas of focus for John Hancock Patriot Premium Dividend Fund II - struggled during the past six months amid post-September 11 jitters and fears of rising interest rates. Because of their relatively high dividends, preferred stocks tend to rise in value like bonds when interest rates fall, and fall in value when rates are on the upswing. In October and November, the Federal Reserve Board aggressively cut interest rates in an attempt to steady global financial markets and prevent an economic slowdown from worsening. Preferred stocks rallied along with the overall bond market. But from December through March, preferreds went into a funk. An evolving consensus that an economic rebound was just around the corner, and strong indications that the Fed was at the end of its current cycle of cutting rates, prompted investors to gravitate from the more defensive segments of the market - like preferreds - into more economically sensitive groups. This trend somewhat reversed itself in April with a sell-off in the broader equities markets and a rally in Treasuries.

"Utility common stocks ...spent the first half of the period in a valiant struggle against the many elements that were stacked against them."

UTILITY COMMON STOCKS BRIGHTEN

Utility common stocks - the Fund's other primary investment focus - spent the first half of the period in a valiant struggle against the many elements that were stacked against them. The same gravitation toward growth stocks that muted preferred stocks returns in October and November hurt utility common stocks as well. The collapse of energy-trading company Enron also was a major drag on utility stocks - both common and preferred - in the final weeks of 2001. The company, once one

--------------------------------------------------------------------------------
[A photo of Greg Phelps flush right next to first paragraph.]
--------------------------------------------------------------------------------

of the nation's largest companies and a major component of the Dow Jones Utility Average, filed for bankruptcy in December as investors lost confidence in the company's financial reporting. Fears of "Enronitis" spread across the utility sector, causing it to post losses during January. But then conditions turned more favorable in March and April. Despite a warmer-than-normal winter, electricity, oil and natural gas prices rose dramatically in response to stronger industrial demand and heightened tensions in the Middle East. Furthermore, there was growing confidence that most utilities weren't subject to the types of problems that brought down Enron.

FUND PERFORMANCE

For the six months ended April 30, 2002, John Hancock Patriot Premium Dividend Fund II returned 1.25% at net asset value. By comparison, the average income and preferred closed-end fund returned 4.34%, according to Lipper, Inc. The Dow Jones Utility Average - which tracks the performance of 15 electric and natural gas utilities - returned 5.97%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 2.31%.

"Thanks to our focus on high-quality investments ...we completely avoided the collapse of Enron..."

Thanks to our focus on high-quality investments - which is driven by our research process and emphasis on good company fundamentals - we completely avoided the collapse of Enron, never having held any of its securities in the Fund. We also avoided other stocks that came under pressure due to Enron-like concerns, including companies with energy trading operations such as Williams Company, Dynegy, Calpine and AES. Our best performers during the six-month period were companies involved in the production and distribution of oil and natural

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 67%, the second is Broker services 7%, the third Banks-U.S. 6%, the fourth Oil & gas 6%, and the fifth Finance 6%.
--------------------------------------------------------------------------------

gas. Anadarko Petroleum and Devon Energy, for example, each posted strong gains as energy prices shot higher.

Our long-term commitment to well-managed, regionally based electric transmission and distribution companies served us well. Progress Energy, for example, performed reasonably well thanks in part to its enjoying one of the country's fastest growing customer bases. Other good regional performers included those with higher-than-average dividends, such as NSTAR (the former Boston Edison) and OGE Energy, one of the lowest-cost electric generators in the country.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into three sections (from top to left): Preferred stocks 65%, Common stocks 32%, and Short-term investments 3%.]
--------------------------------------------------------------------------------

One of our biggest detractors during the period was the common stock of electric provider Sierra Pacific Resources, which performed poorly when a very unexpected, and we believe unreasonable, regulatory ruling was announced in Nevada in late March concerning purchased power cost recovery. We are riding out the storm with Sierra, as we feel the company has a strong case to present to the legislature and state supreme court to allow it to recover most of its power costs.

OUTLOOK

So far in 2002, the Fed has made no interest-rate moves. Fed Chairman Alan Greenspan seems to have grown more optimistic

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Rising energy prices boost earnings prospects." The second listing is Progress Energy followed by an up arrow with the phrase "Rate settlement in Florida; growth lifts earnings." The third listing is Sierra Pacific Resources followed by a down arrow with the phrase "Unfriendly/unfair regulatory actions in Nevada hurt liquidity."]
--------------------------------------------------------------------------------

that the economy is in the midst of a recovery. Given that, it appears unlikely that interest rates are going to decline any time soon. On the other hand, we don't think that economic growth for 2002 will be so robust that it forces the Fed to substantially raise rates either, given what we believe is a rather anemic economy. With this backdrop in mind, we don't think that preferreds will appreciate in price as much as they did during 2001 when interest rates fell dramatically. So we're likely to focus on preferred stocks that are selling below par and on high-coupon cushion preferreds, both of which should help immunize the portfolio from rising interest rates as the economy slowly strengthens. In contrast, we believe utility stocks can perform better than they have during previous economic upturns, which typically favor faster-growing stocks. Our belief is based on the fact that most utilities have attractive earnings growth prospects and their stocks are priced lower than they have been in decades from a price-to-earnings perspective. So the sector looks cheap relative to other industry sectors. In our view, "Enronitis" has unfairly tainted the entire utility sector, with high-quality companies selling at very cheap prices. Furthermore, we believe that 2001 served as a useful reminder for shareholders about the importance of diversification. Because of that, we don't think that utility stocks will be left out in the cold even if the economy were to enjoy a quick and sharp rebound.

"...it appears unlikely that interest rates are going to decline any time soon."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by the Fund on April 30, 2002 (unaudited)


SHARES                                               ISSUER                                                      VALUE

-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  102.08%                                                                                  $181,095,731
-----------------------------------------------------------------------------------------------------------------------
(Cost $185,256,198)

Agricultural Operations  2.00%                                                                               $3,555,000
45,000                                               Ocean Spray Cranberries, Inc., 6.25% (R)                 3,555,000

Banks - United States  8.95%                                                                                 15,872,800
1,060                                                ABN AMRO North America, Inc., 8.75%, Ser A (R)           1,134,200
97,000                                               FleetBoston Financial Corp., 6.75%,
                                                      Depositary Shares, Ser VI                               4,947,000
108,900                                              HSBC USA, Inc., $2.8575                                  4,791,600
100,000                                              J.P. Morgan Chase & Co., 6.625%,
                                                      Depositary Shares, Ser H                                5,000,000

Broker Services  11.28%                                                                                      20,008,540
50,650                                               Bear Stearns Cos., Inc., 5.49%, Ser G                    1,919,635
95,300                                               Bear Stearns Cos., Inc., 5.72%, Ser F                    3,735,760
84,000                                               Bear Stearns Cos., Inc., 6.15%, Ser E                    3,528,000
125,000                                              Lehman Brothers Holdings, Inc., 5.67%,
                                                      Depositary Shares, Ser D                                4,875,000
53,000                                               Lehman Brothers Holdings, Inc., 5.94%, Ser C             2,159,750
132,300                                              Merrill Lynch & Co., Inc., 9.00%,
                                                      Depositary Shares, Ser A                                3,790,395

Diversified Operations  0.65%                                                                                 1,147,860
42,000                                               Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A      1,147,860


See notes to
financial statements.

6



SHARES                                               ISSUER                                                      VALUE

Finance  8.59%                                                                                              $15,240,715
96,000                                               Citigroup, Inc., 6.213%, Ser G     4,526,400
64,500                                               Citigroup, Inc., 6.231%, Depositary Shares, Ser H        3,076,650
28,500                                               Citigroup, Inc., 6.365%, Depositary Shares, Ser F        1,346,625
56,000                                               Household International, Inc., 7.50%,
                                                      Depositary Shares, Ser 2001-A                           1,349,040
100,000                                              USA Education, Inc., 6.97%, Ser A                        4,942,000

Leasing Companies  1.24%                                                                                      2,206,110
90,600                                               AMERCO, 8.50%, Ser A                                     2,206,110

Media  2.54%                                                                                                  4,504,180
199,300                                              Shaw Communications, Inc., 8.50% (Canada)                4,504,180

Oil & Gas  8.91%                                                                                             15,804,760
47,450                                               Anadarko Petroleum Corp., 5.46%, Depositary Shares       4,009,525
51,500                                               Apache Corp., 5.68%, Depositary Shares, Ser B            4,300,250
55,645                                               Devon Energy Corp., 6.49%, Ser A                         5,174,985
20,000                                               Lasmo America Ltd., 8.15% (R)                            2,320,000

Telecommunications  2.25%                                                                                     4,000,000
50,000                                               Touch America Holdings, Inc., $6.875                     4,000,000

Utilities  55.67%                                                                                            98,755,766
229,475                                              Alabama Power Co., 5.20%                                 4,704,238
19,450                                               Baltimore Gas & Electric Co., 6.70%, Ser 1993            1,947,431
30,000                                               Baltimore Gas & Electric Co., 6.99%, Ser 1995            3,041,250
67,342                                               Boston Edison Co., 4.78%                                 4,713,940
220,000                                              Coastal Finance I, 8.375%                                5,533,000
135,000                                              El Paso Tennessee Pipeline Co., 8.25%, Ser A             6,817,500
135,100                                              Energy East Capital Trust I, 8.25%                       3,377,500
33,000                                               Florida Power & Light Co., 6.75%, Ser U                  3,333,000
52,000                                               Hawaiian Electric Industries Capital Trust I, 8.36%      1,330,160
14,000                                               Idaho Power Co., 7.07%                                   1,424,500
16,500                                               Massachusetts Electric Co., 6.99%                        1,678,875
19,686                                               Monongahela Power Co., $6.28, Ser D                      1,880,013
55,500                                               Monongahela Power Co., 7.73%, Ser L                      5,744,250
45,760                                               PSI Energy, Inc., 6.875%                                 4,461,600
47,998                                               Public Service Electric & Gas Co., 6.92%                 4,823,799
381,511                                              Puget Energy, Inc., 7.45%, Ser II                        9,373,725
220,986                                              Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)         5,027,432
50,000                                               South Carolina Electric & Gas Co., 6.52%                 4,887,500
184,215                                              TDS Capital Trust I, 8.50%                               4,633,007
122,700                                              TDS Capital Trust II, 8.04%                              3,050,322
123,180                                              TXU U.S. Holdings Co., $1.875,
                                                      Depositary Shares, Ser A                                3,116,454
53,200                                               TXU U.S. Holdings Co., $7.98                             5,625,900
35,000                                               Virginia Electric & Power Co., $6.98                     3,561,250
10,000                                               Virginia Electric & Power Co., $7.05                     1,027,500
35,528                                               Wisconsin Public Service Corp., 6.76%                    3,641,620

-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  49.38%                                                                                       $87,602,121
-----------------------------------------------------------------------------------------------------------------------

(Cost $79,956,992)
Telecommunications  0.11%                                                                                       193,230
57,000                                               Touch America Holdings, Inc.                               193,230


                                                                                             See notes to
                                                                                             financial statements.

                                                                                                              7



SHARES                                               ISSUER                                                      VALUE

Utilities  49.27%                                                                                           $87,408,891
199,900                                              Alliant Energy Corp.                                     5,647,175
227,500                                              Aquila, Inc.                                             3,649,100
182,700                                              CH Energy Group, Inc.                                    9,388,953
79,700                                               Dominion Resources, Inc.                                 5,293,674
107,000                                              DPL, Inc.                                                2,784,140
148,500                                              DTE Energy Co.                                           6,732,990
90,000                                               Duke Energy Corp.                                        3,449,700
325,000                                              Energy East Corp.                                        7,146,750
166,000                                              KeySpan Corp.                                            5,859,800
27,000                                               NiSource, Inc.                                             596,700
155,100                                              Northeast Utilities                                      3,102,000
135,000                                              NSTAR                                                    6,183,000
165,732                                              OGE Energy Corp.                                         3,919,562
69,000                                               Progress Energy, Inc.                                    3,580,410
176,250                                              Progress Energy, Inc. (Contingent Value Obligation)         51,112
130,400                                              Puget Energy, Inc.                                       2,703,192
43,625                                               Reliant Energy, Inc.                                     1,107,203
369,000                                              Sierra Pacific Resources                                 2,616,210
201,750                                              TECO Energy, Inc.                                        5,616,720
52,400                                               WPS Resources Corp.                                      2,182,460
228,000                                              Xcel Energy, Inc.                                        5,798,040


                                                 INTEREST             CREDIT             PAR VALUE
ISSUER, MATURITY DATE                            RATE                 RATING             (000S OMITTED)           VALUE
-----------------------------------------------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS  5.49%                                                                               $9,735,000
-----------------------------------------------------------------------------------------------------------------------
(Cost $9,735,000)

Commercial Paper  5.49%
ChevronTexaco Corp., 05-01-02                    1.74%                 A-1+               $9,735              9,735,000

-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  156.95%                                                                                 $278,432,852
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (56.95%)                                                               ($101,027,480)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                                  $177,405,372
-----------------------------------------------------------------------------------------------------------------------

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transaction exempt from registration. Rule 144A securities amounted to $7,009,200 or 3.99% of net assets as of April 30, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

8


FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

April 30, 2002
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $274,948,190)                            $278,432,852
Cash                                                                       1,254
Dividends receivable                                                     954,177
Other assets                                                              55,797
Total assets                                                         279,444,080

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                        641,527
Common shares dividends payable                                          975,177
Payable to affiliates                                                    222,349
Other payables and accrued expenses                                       81,438
Total liabilities                                                      1,920,491
Dutch Auction Rate Transferable Securities preferred
 shares (DARTS) Series A, at value, unlimited number
 of shares of beneficial interest authorized with no
 par value, 500 shares issued, liquidation preference
 of $100,000 per share                                                50,013,216
DARTS Series B, at value, unlimited number of shares of
 beneficial interest authorized with no par value, 500
 shares issued, liquidation preference of $100,000
 per share                                                            50,105,001

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Common shares capital paid-in                                        168,272,712
Undistributed net realized gain on investments                         2,400,580
Net unrealized appreciation of investments                             3,484,662
Undistributed net investment income                                    3,247,418
Net assets applicable to common shares                              $177,405,372

--------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
--------------------------------------------------------------------------------
Based on 15,002,724 shares of beneficial interest
 outstanding - unlimited number of shares
 authorized with no par value                                             $11.82


                                                           See notes to
                                                           financial statements.

                                                                               9


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended April 30, 2002 (unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                             $9,039,734
Interest                                                                  61,366

Total investment income                                                9,101,100

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              1,149,960
Federal excise tax                                                       191,446
DARTS auction fee                                                        139,990
Administration fee                                                       138,981
Miscellaneous                                                             28,175
Auditing fee                                                              26,828
Printing                                                                  23,197
Custodian fee                                                             21,935
Transfer agent fee                                                        17,000
Trustees' fee                                                              7,061
Legal fee                                                                  2,487

Total expenses                                                         1,747,060

Net investment income                                                  7,354,040

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                         242,771
Change in net unrealized appreciation
 (depreciation) of investments                                        (4,311,669)
Net realized and unrealized loss                                      (4,068,898)

Distributions to DARTS Series A                                         (471,160)
Distributions to DARTS Series B                                         (459,550)
Increase in net assets from operations                                $2,354,432

1 Semiannual period from 11-1-01 through 4-30-02.


See notes to
financial statements.

10


FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets applicable to common shareholders has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase due to the sale of common shares.

                                              YEAR                     PERIOD
                                              ENDED                     ENDED
                                              10-31-01                4-30-02 1

--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                         $15,714,277            $7,354,040
Net realized gain                               2,175,201               242,771
Change in net unrealized
 appreciation (depreciation)                   (5,189,747)           (4,311,669)
Distributions to DARTS                         (3,738,945)             (930,710)

Increase in net assets resulting
 from operations                                8,960,786             2,354,432

Distributions to common shareholders
From net investment income                    (11,701,326)           (5,850,841)
                                              (11,701,326)           (5,850,841)

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES
--------------------------------------------------------------------------------
Beginning of period                           183,642,321           180,901,781
End of period2                               $180,901,781          $177,405,372

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
2 Includes undistributed net investment income of $2,674,929 and $3,247,418, respectively.



                                                           See notes to
                                                           financial statements.

                                                                              11


----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                             10-31-97        10-31-98       10-31-99        10-31-00      10-31-01      4-30-02 1
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $11.76          $12.34         $13.23          $12.09        $12.24         $12.06
Net investment income2                       1.16            1.09           1.07            1.06          1.05           0.49
Net realized and unrealized
 gain (loss) on investments                  0.75            0.97          (1.10)           0.21         (0.20)         (0.28)
Distributions to DARTS                      (0.27)          (0.27)         (0.26)          (0.31)        (0.25)         (0.06)
Total from investment operations             1.64            1.79          (0.29)           0.96          0.60           0.15
Less distributions to
 common shareholders
From net investment income                  (1.06)          (0.90)         (0.84)          (0.81)        (0.78)         (0.39)
In excess of net investment income              -               -          (0.01)              -             -              -
                                            (1.06)          (0.90)         (0.85)          (0.81)        (0.78)         (0.39)
Net asset value, end of period             $12.34          $13.23         $12.09          $12.24        $12.06         $11.82
Per share market value, end of period      $11.50          $12.13          $9.75          $10.13        $10.93         $11.05
Total return at market value (%)3           16.12           13.51         (13.16)          12.56         15.22           4.66 4

-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
 shares, end of period (in millions)         $185            $199           $181            $184          $181           $177
Ratio of expenses to average
 net assets5 (%)                             1.89            1.72           1.74            1.85          1.78           1.95 6
Ratio of net investment income to
 average net assets7 (%)                     9.71            8.24           8.29            9.13          8.46           8.23 6
Portfolio turnover (%)                         41              27             26              18            27              8

-----------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
Total DARTS Series A Outstanding
 (in millions)                                $50             $50            $50             $50           $50            $50
Total DARTS Series B Outstanding
 (in millions)                                $50             $50            $50             $50           $50            $50
Involuntary liquidation preference
 DARTS A per unit (in thousands)             $100            $100           $100            $100          $100           $100
Involuntary liquidation preference
 DARTS B per unit (in thousands)             $100            $100           $100            $100          $100           $100
Approximate market value per unit
 (in thousands)                              $100            $100           $100            $100          $100           $100
Asset coverage per unit8                 $284,939        $302,763       $286,177        $283,629      $283,166       $278,651

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
2 Based on the average of the shares outstanding at the end of each month.
3 Assumes dividend reinvestment.
4 Not annualized.
5 Ratios calculated on the basis of expenses relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.21%, 1.14%, 1.14%, 1.17%, 1.16% and 1.26%
  respectively.
6 Annualized.
7 Ratios calculated on the basis of net investment income relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.24%, 5.48%, 5.46%, 5.80%, 5.50% and 5.29%, respectively.
8 Calculated by subtracting the Fund's total liabilities (excluding the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

----------
NOTES TO
STATEMENTS
----------

Unaudited

NOTE A
Accounting policies
John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the

United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate Transferable Securities (DARTS) preferred stock Series A and Series B

Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 1.50% to 2.13% and 1.43% to 2.03%, respectively, during the period ended April 30, 2002. Accrued dividends on DARTS are included in the value of DARTS on the Fund's statement of assets and liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's by-laws.

Change in financial statement classification for DARTS
In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its DARTS outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to DARTS shareholders are now classified as a component of the "Increase in net assets from operations" on the statement of operations and statement of changes in net assets, and as a component of the "Total from investment operations" in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact of the net assets applicable to common shares of the Fund.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly net assets, including the liquidation preference amount of the DARTS, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00%, annually, of the Fund's average weekly net assets, including the liquidation preference amount of the DARTS. For the period ended April 30, 2002, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund's average weekly net assets, including the liquidation preference amount of the DARTS. Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen- sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                YEAR ENDED 10-31-01       PERIOD ENDED 4-30-02 1
                             SHARES          AMOUNT        SHARES         AMOUNT

Beginning of period      15,002,724    $168,349,024    15,002,724   $168,272,712

Reclassification of
 capital accounts                 -         (76,312)            -              -
End of period            15,002,724    $168,272,712    15,002,724   $168,272,712

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $20,720,890 and $25,204,782, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $274,957,746. Gross unrealized appreciation and depreciation of investments aggregated $15,542,844 and $12,067,738, respectively, resulting in net unrealized appreciation of $3,475,106. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend- paying preferred and common equity securities.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001: Under normal circumstances the Fund will invest in at least 80% of its net assets in dividend-paying securities. "Net assets" is defined as net assets plus borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND
REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the "Plan Agent"). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card, or by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by Mellon Bank, N.A., c/o Mellon Investor Services at P.
O. Box 3339, South Hackensack, NJ 07606-1939 before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P. O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 7, 2002, the Annual Meeting of the Fund was held to elect five Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                              WITHHELD
                                       FOR                    AUTHORITY
--------------------------------------------------------------------------------
James F. Carlin                        8,743,336                114,918
William H. Cunningham                  8,724,767                133,487
John P. Toolan                         8,726,227                132,027
John A. Moore                          8,725,370                132,884
Patti McGill Peterson                  8,726,834                131,420

The preferred shareholders elected John M. DeCiccio to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 539 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2002, with the votes tabulated as follows: 8,714,742 FOR, 48,422 AGAINST and 95,090 ABSTAINING.

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Dr. John A. Moore*
Patti McGill Peterson
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT
FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
PDT

For shareholder assistance
refer to page 18


--------------------------------------------------------------------------------
                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------


On the Internet                       www.jhfunds.com

By regular mail                       Mellon Investor Services
                                      85 Challenger Road
                                      Overpeck Centre
                                      Ridgefield Park, NJ 07660

Customer service representatives      1-800-852-0218

24-hour automated information         1-800-843-0090

TDD line                              1-800-231-5469
--------------------------------------------------------------------------------

                                                                --------------
[LOGO]      John Hancock                                          PRESORTED
        --------------------                                      STANDARD
         JOHN HANCOCK FUNDS                                     U. S. Postage
                                                                    PAID
                                                                    MIS
                                                                -------------

       1-800-852-0218
       1-800-843-0090
       1-800-231-5469 (TDD)

       www.jhfunds.com

                                                                     P20SA  4/02
                                                                            6/02